Exhibit 99.2

AAR CORP. Gabelli 2016 Aircraft Supplier Conference New York City September 8, 2016 Timothy J. Romenesko, Vice Chairman & Chief Financial Officer Jason B. Secore, Vice President & Treasurer AAR Investor Day - October 19, 2016 New York City (RSVP InvestorDay@aarcorp.com)

Forward-Looking Statements 2 This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2016. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

Key Investment Highlights 3 Commitment to Strong Shareholder Returns Leadership positions in value-added services markets Significant recent organic growth in Aviation Services segment (~85% of sales) Market headwinds in Expeditionary Services segment (~15% of sales) Long-term favorable aftermarket growth trends Diversified, global base of commercial and government customers Fortress balance sheet with substantial available liquidity Focus on cash flow generation and operational efficiencies September 2016 award of INL/A Department of State contract

Company Overview 4

Established Player Serving the Global Aviation Services Market 5 Leading provider of Aviation Services and Expeditionary Services to commercial and defense/govt. markets NYSE: AIR Diversified $1.7B revenue stream Over 60 years as a market leader in aftermarket aviation support Over 5,200 employees in over 20 countries Close-to-the-customer business

Company Overview

Aviation Services (~85% of sales)

Supply Chain
~67% of segment

- Programs
- Distribution
- Trading

MRO
~33% of segment

- Aircraft maintenance and modifications
- Component repair
- Landing gear and wheels and brakes repair
- Engineering services

Expeditionary Services (~15% of sales)

Airlift

- Fixed- and rotary-wing expeditionary airlift services
  - -Passenger
  - -Cargo
  - -Combi
- Mission support, logistics resupply and training

Mobility

- Pallets, containers, shelter systems, and accessories
- Support services
- Special mission projects









AAR® DOING IT RIGHT To better connect the world

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Aviation Services Supply Chain 7 Buying, selling, exchanging, and leasing overhauled airframe and engine parts > 1 million parts stocked Aircraft and engine end-of-life solutions Inventory consignments Technical services including inspections and work scoping for repairs Parts Trading Supplier of factory-new aftermarket OEM parts to commercial and defense customers 50+ OEM distributorships 20,000+ line items available Stocking locations around the world Independent – no OEM or Airline affiliation Distribution Comprehensive and innovative contracted solutions for supply chain management Over 1,200 aircraft under long-term Power-by-the-Hour (PBH) support Inventory owned by customer or part of AAR pool Reduce maintenance spend; improve turn times Programs

Aviation Services | MRO

Airframe Maintenance Facilities



Oklahoma City
- Regional & Narrow body 300,000 sf in six hangars
- Full airframe paint capabilities



Indianapolis
- Narrow & Wide body
- 1.1 Million sf in 10 hangars
- Full airframe paint capabilities


AAR

Miami
- Narrow & Wide body
- 226,000 sf in three hangars
- Full airframe paint capabilities



Duluth
- Regional & Narrow body
- 80,000 sf open hangar floor space

MRO	**#1 MRO** of the Americas	**5 million** Man hours	**850+** Aircraft maintained, repaired or overhauled	**Rockford** New Facility Under Construction
Landing Gear & Component Services	**120,000sf** Landing Gear facility	**>300** Landing Gear Customers	**250,000sf** Component Services facilities	**>10,000** High-value serviced components

Note: AAR announced closure of Hot Springs facility in July 2015.

AAR® DOING IT RIGHT To better connect the world

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Expeditionary Services 9 Airlift Mobility Rotary & fixed wing flight operations Austere environments Search & rescue Personnel, cargo, combi, and external cargo capable Day, night, & all-weather operations Shelter systems – transportable by air, land and sea and patented for rapid on- and off-loading ISU containers – customizable shipping and storage of equipment, spare parts, high value cargo Expeditionary systems – mobile power, water purification, maintenance & calibration shops Palletized systems - custom pallets & platforms for short-term storage and quick movement of cargo

INL/A Update On September 1, 2016 AAR’s Airlift Group was awarded the Global Aviation Support Services contract for the Department of State Air Wing (INL/A) Airlift Group will be responsible for operating, maintaining, and provisioning a current fleet of 140 airplanes and helicopters operating around the world. The Department of State’s fleet supports missions related to counternarcotics, counterterrorism, border security, law enforcement, and embassy transportation Operations are currently performed in Central Florida, Colombia, Peru, Pakistan, Afghanistan, and Iraq Potential duration for this contract is eleven years, including a six month phase-in Contract is IDIQ with maximum revenue of $10 Billion No further update to guidance at this time 10

Strong Industry Relationships 11 U.S. DoD U.K. MoD Colombian Air Force U.S. Marshals Service Airlines OEMs Cargo & Leasing Government

Financial Performance 12

Navigated Through Five Major Industry Cycles 13 Arab Oil Embargo Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks “Great Recession” 11% CAGR Sales ($B) After Each Down Cycle, AAR Has Emerged as a Stronger Company Sale of Telair Cargo Group

FY2016 Highlights 14 Strength in Earnings and Balance Sheet Position Sales of $1.7 billion, up 4.3% from prior year $108.9 million organic growth (8.3%) in Aviation Services $40.6 million decline (14.6%) in Expeditionary Services due to market headwinds Diluted EPS of $1.16 per share from continuing operations SG&A at 10.3% of sales, versus 10.8% in FY2015 Reduced interest expense from $26.2M to $6.1M as average debt outstanding declined Ended the year with strong balance sheet and over $400M in available liquidity Returned $193M to shareholders through dividends and share repurchases since May 2014 >$80M remaining under the Board authorized share repurchase plan

FY2016 Income Statement Highlights Growth and Margin Improvement vs. FY15 15 Prior Year in millions except EPS FY 2016 FY 2015 Sales $1,662.6 $1,594.3 $68.3 Gross Profit $236.9 $159.3 $77.6 % Margin 14.2% 10.0% 4.3% SG&A $170.8 $171.4 $0.6 % Margin 10.3% 10.8% 0.5% Operating Income $65.8 ($11.9) $77.7 % Margin 4.0% -0.7% 4.7% Net Interest Expense $6.1 $26.2 $20.1 Income Tax $18.8 ($28.5) ($47.3) Income from Continuing Ops. $40.5 ($54.5) $95.0 Avg. Dil Shares 34.6 39.4 4.8 Diluted EPS - Continuing Ops $1.16 ($1.40) $2.56 Total Net Income $47.7 $10.2 $37.5 Total EPS - Diluted $1.37 $0.24 $1.13 Variance Better / (Worse)

FY2016 Segment Financial Summary 16 Aviation Services (~85% of sales) Expeditionary Services (~15% of sales) 7.6% Annual Growth 29.4% Annual Decline ($000) 2014 2015 2016 Gross Profit 173 144 230 Total Assets 931 919 945 D&A 26 29 26 Sales ($000) 2014 2015 2016 116 16 7 424 388 367 37 25 24 Strong Growth In Aviation Services Offset by Decline in Expeditionary Services

4Q FY2016 Leverage & Liquidity Levels 17 $ in million ($ in million) Q2’14 Q3’14 Q4’14 Q1’15 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 Q3’16 Q4’16 Total Debt 680.8 714.4 634.0 627.1 635.3 643.3 154.0 179.5 170.3 195.7 150.1 Cash 98.5 114.7 89.2 81.8 92.6 67.0 54.7 28.7 62.8 50.4 31.2 Available Cash 463.9 439.9 424.5 417.0 387.4 346.5 491.4 414.0 447.9 405.5 413.3 Total Debt / LTM EBITDA 2.8x 3.0x 2.7x 3.3x 2.7x 3.2x.* 1.3x 1.6x 1.7x 1.9x 1.2x Net Debt / LTM EBITDA 2.4x 2.5x 2.3x 2.9x 2.3x 2.9x* 0.8x 1.4x 1.1x 1.4x 1.0x * Credit metrics temporarily higher due to pending High Yield Notes redemption. Net Debt Evolution Strong Delevering Trend $145 $119 $20

Fiscal Year 2017 Guidance 18 Consolidated sales of $1.7 billion to $1.8 billion Diluted earnings per share from continuing operations of $1.30 to $1.40 Midpoint represents 16.4% growth from FY16 diluted EPS from continuing operations of $1.16

Key Investment Highlights 19 Commitment to Strong Shareholder Returns Leadership positions in value-added services markets Significant recent organic growth in Aviation Services segment (~85% of sales) Market headwinds in Expeditionary Services segment (~15% of sales) Long-term favorable aftermarket growth trends Diversified, global base of commercial and government customers Fortress balance sheet with substantial available liquidity Focus on cash flow generation and operational efficiencies September 2016 award of INL/A Department of State contract

Mission 20